SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)   March 5, 2004
                                                         -------------


                        BIO-AMERICAN CAPITAL CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                      000-26907                93-1118938
 ----------------------------    ------------------------    -------------------
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


     498 Ellis Street, 2nd Floor, Penticton, BC, Canada,        V2A 4M2
     ---------------------------------------------------       ----------
          (Address of Principal Executive Offices)             (Zip Code)


    Registrant's telephone number, including area code    (250) 497-6072
                                                          --------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On March 5, 2004, Bio-American Capital Corporation. ("Company") entered into an acquisition agreement ("Agreement") with Georgina Martin, the sole shareholder of Cheetah Oil & Gas Ltd., a British Columbia company, for the acquisition of all the outstanding equity securities of Cheetah, being 100 shares of common stock, in exchange for 25,000,000 shares of the common stock, $.001 par value, of the Company. As a result of this transaction, Cheetah has become a wholly owned subsidiary of the Company. The principal assets of Cheetah are certain permits and licenses issued by the Minister of Petroleum and Energy for Papua New Guinea. The permits and licenses to be maintained require Cheetah to engage in exploratory and developmental activities by certain dates, including obtaining seismic data, drilling an exploratory well, drilling an appraisal well and conducting related activities. Cheetah will be required to expend certain minimum amounts in respect of the permits and licenses. The initial term of the permits and licenses is six years.

         To maintain these assets, the Company or Cheetah will have to raise capital. Neither the Company nor Cheetah has any arrangements for the required capital at this time. The failure to have the required capital at the times needed, and the ability to modify the agreements or extend the time periods, could result in their termination and the loss of their benefits to the Company and Cheetah. In that event the shareholders may lose their investment in the Company.

         In connection with the consummation of the acquisition of Cheetah, Ms. Martin has been appointed to the board of directors of the Company. Ms Martin will remain the officer and director of Cheetah.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)    Financial Statements

         Because the acquisition of Cheetah Oil & Gas Ltd. on March 5, 2004 was insignificant from a financial statement and reporting point of view, the financial statements of Cheetah Oil & Gas Ltd. are omitted.

         (b)    Pro Forma Financial Statements

         Attached to this Amendment No. 1 to Form 8-K are the required pro forma financial statements to reflect the acquisition of Cheetah Oil & Gas Ltd. on March 5, 2004.

         (c)    Exhibits

         Exhibit Number          Description

         2.1 Acquisition Agreement, dated March 5, 2004 by and between Ms. Georgina Martin and the Company for the purchase of Cheetah Oil & Gas Ltd.

         99.1                    Press  release of the  Company  dated  March 5,
                                 2004




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




                     Cheetah Oil & Gas, Ltd. and Subsidiary
              (Formerly known as Bio-American Capital Corporation)

                   Pro Forma Consolidated Financial Statements

                      For the Year Ended December 31, 2003

                      PRO FORMA CONSOLIDATED FINANCIAL DATA



The Unaudited Pro Forma Consolidated Balance Sheet and the Unaudited Consolidated Statement of Operations of Cheetah Oil & Gas, Ltd, formerly known as Bio-American Capital Corporation ("the Company") have been prepared to illustrate the estimated effect of the acquisition of Cheetah Oil & Gas, Ltd., a British Columbia company, ("Cheetah") as if it had occurred on January 1, 2003. The acquisition was accounted for by the purchase method of accounting. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

The accompanying Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for Bio American Capital Corporation and Cheetah Oil & Gas, Ltd. and the notes thereto.






Michael Johnson & Co., LLC.
Denver, Colorado
April 29, 2004

                            CHEETAH OIL AND GAS, LTD.
              Unaudited Pro Forma Combined Statement of Operations
                      For the Year Ended December 31, 2003

                                                Year Ended           Year Ended
                                             December 31, 2003    January 31, 2004
                                               Bio American            Cheetah             Pro Forma
                                                  Capital             Oil & Gas           Adjustments             Total
                                             -----------------    -----------------    -----------------    -----------------
REVENUES:
Sales                                        $            --      $            --      $            --      $            --
                                             -----------------    -----------------    -----------------    -----------------
  Total revenues                                          --                   --                   --                   --
                                             -----------------    -----------------    -----------------    -----------------

COST OF SALES                                             --                   --                   --                   --
                                             -----------------    -----------------    -----------------    -----------------

GROSS PROFIT                                              --                   --                   --                   --
                                             -----------------    -----------------    -----------------    -----------------

OPERATING EXPENSES:
General and administrative expenses                     62,672                1,080                 --                 63,752
                                             -----------------    -----------------    -----------------    -----------------
  Total Operating Expenses                              62,672                1,080                 --                 63,752
                                             -----------------    -----------------    -----------------    -----------------

NET INCOME (LOSS) FROM OPERATIONS                      (62,672)              (1,080)                --                (63,752)
                                             -----------------    -----------------    -----------------    -----------------

OTHER INCOME AND EXPENSES
Interest and other income                                 --                   --                   --                   --
Interest expense                                       (13,000)                --                   --                (13,000)
                                             -----------------    -----------------    -----------------    -----------------
                                                       (75,672)              (1,080)                --                (76,752)
                                             -----------------    -----------------    -----------------    -----------------

Extraordinary income - debt forgiveness                145,834                 --                   --                145,834
                                             -----------------    -----------------    -----------------    -----------------

NET INCOME                                   $          70,162    $          (1,080)   $            --      $          69,082
                                             =================    =================    =================    =================

Weighted average number of
  shares outstanding                                 3,930,265                                                     28,930,265
                                             =================                                              =================

Net Earnings per share                       $           0.018                                              $           0.002
                                             =================                                              =================




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

                            CHEETAH OIL AND GAS, LTD.
                   Unaudited Pro Forma Combined Balance Sheet
                                December 31, 2003

                                                  December 31,    January 31,
                                                      2003            2004
ASSETS:                                           Bio American      Cheetah        Pro Forma       Pro Forma
                                                    Capital        Oil & Gas      Adjustments       Combined
                                                  ------------    ------------    ------------    ------------
Current Assets:
  Cash                                            $       --      $       --      $       --      $       --
  Accounts receivable                                     --            75,015            --            75,015
                                                  ------------    ------------    ------------    ------------
     Total Current Assets                                 --            75,015            --            75,015
                                                  ------------    ------------    ------------    ------------
Fixed Assets:
  Machinery and equipment and furniture                   --              --              --              --
  Furniture and fixtures                                  --              --              --              --
                                                  ------------    ------------    ------------    ------------
                                                          --              --              --              --

  Less: Accumulated depreciation                          --              --              --              --
                                                  ------------    ------------    ------------    ------------
    Net Fixed Assets                                      --              --              --              --
                                                  ------------    ------------    ------------    ------------
Other Assets:
 License technology                                       --           465,069            --           465,069
 Goodwill                                                 --              --            26,080          26,080
                                                  ------------    ------------    ------------    ------------
                                                          --           465,069          26,080         491,149
                                                  ------------    ------------    ------------    ------------

TOTAL ASSETS                                      $       --      $    540,084    $     26,080    $    566,164
                                                  ============    ============    ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY:

Current Liabilities:
  Accounts payable and accrued expenses           $       --      $     76,095    $       --      $     76,095
  Accrued liabilities and interest                      15,778         465,069            --           480,847
  Payroll taxes liabilities                            130,000            --              --           130,000
                                                  ------------    ------------    ------------    ------------
   Total Current Liabilities                           145,778         541,164            --           686,942
                                                  ------------    ------------    ------------    ------------

Stockholders' Equity:
  Preferred stock -  Series A                             --              --              --              --
  Common stock, $.001 par value,
    100,000,000 shares authorized,
    28,930,250 issued and outstanding                    3,930             100          24,900          28,930
  Additional paid-in capital                           728,083            --              --           728,083
  Share subscription receivable                           --              (100)            100            --
  Retained earnings                                   (877,791)         (1,080)          1,080        (877,791)
                                                  ------------    ------------    ------------    ------------
Total Stockholders' Equity                            (145,778)         (1,080)         26,080        (120,778)
                                                  ------------    ------------    ------------    ------------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $       --      $    540,084    $     26,080    $    566,164
                                                  ============    ============    ============    ============

Notes to the Pro Forma Combined Financial Statements at December 31, 2003


On March 5, 2004, Bio-American Capital Corporation and Cheetah Oil & Gas, Ltd., a British Columbia company, signed an agreement whereby, Bio-American purchased all of the issued and outstanding shares of Cheetah Oil & Gas, Ltd for 25,000,000 shares of its common stock. Cheetah Oil & Gas, Ltd has become a 100% wholly owned subsidiary of Bio-American Capital Corporation. On March 5, 2004, the board of directors at this time also approved a name change from Bio American Capital Corporation to Cheetah Oil & Gas, Ltd., which better reflected the new business pursuits of the Company.

The Pro Forma Statement of Operations assumes that the Cheetah Transaction occurred on January 1, 2003. For purposes of the Pro Forma Statement of Operations for the year ended December 31, 2003, Bio- American historical statement of operations ended December 31, 2003 were combined with Cheetah's historical statement of operations ended January 31, 2004.

The Cheetah Acquisition was accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of Cheetah based upon their respective estimated fair values as of January 1, 2004.


     (1) The estimated purchase price and preliminary adjustments to historical book value of Bio-American Capital Corporation as a result of the Cheetah acquisition as follows:

         Purchase price:
           Estimate value of stock issued                             $ 25,000
           Book value of net assets acquired                                 0
                                                                      --------
         Purchase price in excess of net assets acquired              $ 25,000
                                                                      ========

         Preliminary allocation of purchase price in excess of
         net assets required:
           Estimated goodwill                                         $ 25,000
                                                                      ========


     (2) The adjustments to additional paid-in capital, accumulated deficit, and capital stock as a result of the Cheetah acquisition:

         Elimination of Cheetah pre business combination
         accumulated deficit                                          $  1,080
                                                                      ========




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 4, 2004                         BIO-AMERICAN CAPITAL CORPORATION
                                                      (Registrant)



                                            /s/ Ted Kozub
                                            -------------
                                            Ted Kozub
                                            President

                                  EXHIBIT INDEX


 Exhibit Number     Description
 --------------     ------------------------------------------------------------

 2.1 Acquisition Agreement, dated March 5, 2004 by and between Ms. Georgina Martin and the Company for the purchase of Cheetah Oil & Gas Ltd. (FILED PREVIOUSLY)

 99.1               Press  release of the  Company  dated  March 5, 2004  (FILED
                    PREVIOUSLY)








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